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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  October 29, 1998


                          GARNET RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       0-16621               74-2421851
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


         8235 DOUGLAS AVENUE,                                    75225
       SUITE 400, DALLAS, TEXAS                                (Zip Code)
(Address of principal executive offices)


                                 (214) 691-3464
              (Registrant's telephone number, including area code)


                                 RR 2 Box 4400
                            Nacogdoches, Texas 75961
         (Former name or former address, if changed since last report)
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Item 5. Other Events


     The press release dated October 29, 1998, that is filed herewith as Exhibit
20.1 is incorporated herein by reference.


Item 7. Exhibits


c)   Exhibits

     20.1 Press release dated October 29, 1998 reporting on the completion of the merger with Aviva Petroleum Inc.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         GARNET RESOURCES CORPORATION



Date:  November 9, 1998                  /s/ R. Suttill
                                         -------------------------
                                         Ronald Suttill
                                         President



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EXHIBITS

Number                          Description of Exhibit
------                          ----------------------

**20.1 Press release dated October 29, 1998 reporting on the completion of the merger with Aviva Petroleum Inc.


-------
**  Filed Herewith


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